UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 2, 2009

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California		92614
(Address of principal executive offices)		(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On March 2, 2009, Edwards Lifesciences Corporation (the “Company”) learned that its financial printer, Merrill Corporation, had erroneously changed the name under which the Company’s IDEA (formerly EDGAR) filings appear to “Alliance HealthCare Services, Inc.”  Due to this error, all documents in the Company’s IDEA file, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on March 2, 2009, are currently filed under the name of Alliance HealthCare Services, Inc.  The Company did not change its name and has no affiliation with Alliance HealthCare Services, Inc., and the references to Alliance HealthCare Services, Inc., in its IDEA file and any individual filings contained therein are incorrect.  With the filing of this Current Report on Form 8-K, the name under which the Company’s IDEA filings appear will be changed to the correct name, Edwards Lifesciences Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2009

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel
and Secretary